                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("AGREEMENT") is made and entered into as of this 1st day of January 2000 (the "EFFECTIVE DATE"), by and between WESTFIELD MANAGEMENT COMPANY, a Delaware general partnership ("ASSIGNOR") and WESTFIELD CORPORATION, INC. a Delaware corporation ("ASSIGNEE").

                                    RECITALS

         WHEREAS, Assignor, as "Manager", is a party to the contracts listed on Schedule A (collectively, the "CONTRACTS") with respect to Manager's right and obligation to lease, market and manage the shopping centers listed on Schedule A (collectively, the "CENTERS") in accordance with the respective terms of the Contracts; and

         WHEREAS, Assignor desires to assign its interest as Manager under the Contracts to Assignee and Assignee desires to accept such assignment and assume all of Manager's rights and obligations under the Contracts;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties do hereby agree as follows:

         1. Assignor hereby grants, assigns, sets over, transfers and conveys unto Assignee from and after the Effective Date hereof, all of Assignor's right, title and interest, as Manager, in, to and under the Contracts. Assignor agrees to indemnify Assignee and to defend and hold Assignee harmless from and against all loss, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements and court costs and expenses) on account of any obligations of or claims that may be asserted or made against Assignee under the Contracts accruing or arising out of events prior to the Effective Date.

         2. Assignee hereby accepts such assignment and assumes and agrees with Assignor to perform each and every term, provision, obligation and liability of Assignor to be performed under the Contracts from and after the Effective Date. Assignee agrees to indemnify Assignor and to defend and hold Assignor harmless from and against all loss, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements and court costs and expenses) on account of any obligations of or claims that may be asserted or made against Assignor under the Contracts accruing or arising out of events from and after the Effective Date hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                             ASSIGNOR:

                             WESTFIELD MANAGEMENT COMPANY
                             a Delaware general partnership

                                  By: Westfield Services, Inc., a Delaware
                                      corporation, its managing partner

                                      By: /s/ Irv Hepner
                                         ----------------------------
                                         Irv Hepner, Secretary

                             ASSIGNEE:

                             WESTFIELD CORPORATION, INC.,
                             a Delaware corporation

                                      By: /s/ Irv Hepner
                                         ----------------------------
                                         Irv Hepner, Secretary

                                   SCHEDULE A

ANNAPOLIS MALL
Management Agreement dated 6/4/97 between Annapolis Mall Limited Partnership and CMC.

CAPITAL MALL
Management Agreement, effective December 9, 1998 between Capital Mall Company and Westfield Management Company.

CONNECTICUT POST MALL
Management Agreement between Connecticut Post Limited Partnership and CMC dated 7/1/96.

First Amendment to Management Agreement between Connecticut Post Limited Partnership and CMC dated 5/21/97.

CRESTWOOD PLAZA
Management Agreement dated January 15, 1998 between WEA Crestwood Plaza LLC and Westfield Management Company.

DOWNTOWN PLAZA
Management Agreement between Downtown Plaza LLC and Westfield Management Company dated October 30, 1998.

EAGLE ROCK PLAZA
Management Agreement between Eagle Rock Properties, Inc., WEA and CMC dated 7/1/96.

First Amendment to Management Agreement between Eagle Rock Properties, Inc., WEA and CMC dated 5/21/97.

EASTLAND SHOPPING CENTER
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

ENFIELD SQUARE
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

FOX HILLS MALL
Management Agreement between Fox Hills Mall LLC and Westfield Management Company dated October 7, 1998

HORTON PLAZA

Management Agreement between Horton Plaza LLC and Westfield Management Company dated October 30, 1998

INDEPENDENCE MALL
Management Agreement between Independence Mall Associates Limited Partnership and Westfield Management Company dated August 11, 1998.

MERIDEN SQUARE
Management Agreement dated October 31, 1997 between Meriden Square Partnership, Westfield America M.S., Inc., as tenants in common and Westfield Management Company.

MID RIVERS MALL
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

MONTGOMERY MALL
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

NORTH COUNTY FAIR
Management Agreement between North County Fair LLC and Westfield Management Company dated October 30, 1998

NORTHWEST PLAZA
Management Agreement dated December 16, 1997 between Northwest Plaza LLC and Westfield Management Company.

OAKRIDGE MALL
Management Agreement between Oakridge Mall LLC and Westfield Management Company dated October 7, 1998

PALM DESERT
Management Agreement between WEA Palm Desert LLC and Westfield Management Company dated August 18, 1999.

PARKWAY PLAZA
Management Agreement between Parkway Plaza LLC and Westfield Management Company dated September 25, 1998

PLAZA AT WEST COVINA
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

PLAZA BONITA
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

THE PROMENADE
Management Agreement between Promenade LLC and Westfield Management Company, dated May 26, 1998.

SOLANO MALL
Management Agreement between Solano Mall LLC and Westfield Management Company dated September 25, 1998

SOUTH COUNTY CENTER
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

SOUTH SHORE MALL
Management Agreement between Westland South Shore Mall L.P. and CMC dated
7/1/96.

First Amendment to Management Agreement between Westland South Shore Mall L.P. and CMC dated 5/21/97.

TOPANGA PLAZA
Management Agreement dated 12/31/85 between MCI and Topanga Plaza Partnership ("TPP)

First Amendment to Management Agreement dated 2/1/94 between CMP and TPP.

Assignment of Management Agreement dated 2/11/94 between CMP and CMC

Amended and Restated Assignment of Management Agreement dated 7/1/96 between CMP and CMC, effective 1/1/95.

Amended and Restated Assignment of Management Agreement dated 5/21/97 between WEA and CMC.

TRUMBULL SHOPPING PARK
Management Agreement between Westland Properties, Inc. and CMC dated 7/1/96.

First Amendment to Management Agreement between Westland Properties, Inc. and CMC dated 5/21/97.

WESTLAND SHOPPING TOWNE
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

WEST COUNTY CENTER
Management Agreement between CMP and CMC dated 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

WEST PARK MALL
Management Agreement between CMP and CMC dated. 7/1/96.

First Amendment to Management Agreement dated 5/21/97.

WHEATON PLAZA REGIONAL SHOPPING CENTER
Management Agreement dated May 30, 1997 between Wheaton Plaza Regional Shopping Center LLP and CMC.

LEGEND

CMC = CenterMark Management Company (now known as Westfield Management
      Company)
CMP = CenterMark Properties, Inc. (now known as Westfield America,
      Inc.)
WEA = Westfield America, Inc.
MCI = May Centers, Inc. (now known as Westfield America, Inc.)

                 SCHEDULE OF SUBSTANTIALLY IDENTICAL AGREEMENTS

The filed agreement is substantially identical in all material respects to the Company's assignment and assumption agreements for the following Properties:


               PROPERTY                       PARTIES TO AGREEMENT                      DATE OF AGREEMENT
- -------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown
Valley Fair                        VF Mall LLC and WMC                                   January 1, 2000

Westfield Shoppingtown             University Towne Centre LLC                           January 1, 2000
UTC                                and WMC
